Exhibit 10.1

FORM OF

JER INVESTORS TRUST INC.
NONQUALIFIED STOCK OPTION AND INCENTIVE AWARD PLAN

NON-OFFICER DIRECTOR
DEFERRED STOCK UNIT AGREEMENT

THIS AGREEMENT, dated as of __________ (the “Date of Grant”), is entered into by and between JER Investors Trust Inc. (the “Company”) and the individual named as a participant on the signature page hereto (the “Participant”).  Capitalized terms not defined herein shall have the meanings ascribed to such terms in the JER Investors Trust Inc. Nonqualified Stock Option and Incentive Award Plan (the “Plan”).

R E C I T A L S:

WHEREAS, the Plan provides that each individual serving as a Non-Officer Director at the time of the annual meeting of the Company’s stockholders shall be granted a Non-Officer Director Award, which award may be in the form of a restricted stock unit award;

WHEREAS, the Board has determined to grant an equity award under the Plan to each Non-Officer Director upon such director’s first meeting of the Board, and has determined that such award shall be in the form of a restricted stock unit award;

WHEREAS, the Committee has determined to grant such Non-Officer Director Award in the form of restricted stock units consistent with the terms and conditions of the Plan and this Agreement;

WHEREAS, such Non-Officer Director Award in the form of restricted stock units shall be hereinafter referred to as a Deferred Stock Unit Award; and

WHEREAS, the Committee has also determined that each Deferred Stock Unit Award shall be eligible for cash dividend equivalents commencing with the Date of Grant, without regard to the vesting provisions of this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties agree as follows:

1.           Grant of Deferred Stock Units; Dividend Equivalents.  The Company hereby grants to the Participant, subject to adjustment as set forth in the Plan, __________ Deferred Stock Units (the “DSUs”). The DSUs shall be subject to the terms and conditions set forth herein.  The Participant shall be entitled to the payment of a dividend equivalent as of each date (a “Dividend Date”) on which cash dividends and/or special dividends and distributions are paid with respect to Stock, provided that the record date with respect to such dividend or distribution occurs within the restricted period described in Section 2.  Such dividend equivalent shall be paid in the form (whether in cash, Stock or other property) as dividends are paid to the Company’s stockholders and shall equal, (a) to the extent such dividend is paid in cash, cash equal to the product of (i) the number of the DSUs credited to such account on the record date for such dividend or distribution and (ii) the per share dividend (or distribution value) payable on such Dividend Date, and (b) to the extent such dividend is paid in shares of Stock, the number of shares of Stock equal to the quotient obtained by dividing (i) the product of (x) the number of the DSUs credited to such account on the record date for such dividend or distribution and (y) the per share dividend (or distribution value) payable on such Dividend Date, by (ii) the Fair Market Value of a share of Stock as of such Dividend Date.

2.           Vesting of Deferred Stock Units.

(a)           One-half of the DSUs granted under this Agreement shall be vested on the Date of Grant.  Subject to Section 2(b) below, the remaining DSUs shall become vested on the first anniversary of the Date of Grant, subject to the Participant’s continued service as a Non-Officer Director on such date.

(b)           Termination of Service. Any DSUs, and the dividend equivalent rights related to such DSUs, that are not vested as of the effective date of the Participant’s termination of service with the Company shall be cancelled and forfeited without consideration therefor.

3.           Settlement of Deferred Stock Units.  On the first business day following the expiration of six months following the Participant’s “separation from service” with the Company (within the meaning of Section 409A of the Code), the Company shall deliver to the Participant (or such Participant’s estate or beneficiary, as applicable), in complete settlement of all vested DSUs, a number of shares of Stock equal to the number of vested DSUs determined hereunder or, in the sole discretion of the Company, an amount of cash equal to the Fair Market Value of such number of shares of Stock on the settlement date.

4.           No Right to Continued Service.  Neither the Plan nor this Agreement shall be construed as giving the Participant the right to remain a Non-Officer Director of the Company, or to be employed by the Company or any of its subsidiaries or Affiliates.

5.           Legend on Certificates.  The certificates representing Stock, if any, issued in respect of the DSUs shall be subject to such stop transfer orders and other restrictions as the Committee may determine is required by the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is listed, any applicable federal or state laws and the Company’s Certificate of Incorporation and Bylaws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

6.           Transferability.  A DSU may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

7.           Taxes.  The Company shall be entitled to require, as a condition of settlement of the DSUs, that the Participant agree to remit and pay when due an amount in cash sufficient to satisfy all current or estimated future federal, state and local withholding, and other taxes relating thereto.

8.           Securities Laws.  Upon the acquisition of any shares of Stock pursuant to the settlement of the DSUs, the Participant will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws or with this Agreement.

(a)           Notices.  All notices and other communications under this Agreement shall be in writing and shall be given by facsimile or first class mail, certified or registered with return receipt requested, and shall be deemed to have been duly given three days after mailing or 24 hours after transmission by facsimile to the respective Parties named below:

If to the Company, to:

JER Investors Trust Inc.
1650 Tysons Blvd., Suite 1600
McLean, VA 22102
Attn: Board of Directors
Telephone:
Facsimile:

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP
4 Times Square
New York, New York 10036-6522
Attention:  David J. Goldschmidt, Esq.
Telephone:  (212) 735-3000
Facsimile:  (212) 735-2000

             If to the Grantee:           ______________________________
             ______________________________
             ______________________________
           Telephone:
           Facsimile:

Either party hereto may change such party’s address for notices by notice duly given pursuant hereto.

9.           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without giving effect to the choice of laws principles thereof.

10.           Amendments.  This Agreement may be amended or modified at any time by an instrument in writing signed by the parties.

11.           Entire Agreement; Plan Controls.  This Agreement and the Plan contain the entire understanding and agreement of the Parties concerning the subject matter hereof, and supersede all earlier negotiations and understandings, written or oral, between the Parties with respect thereto.  This Agreement is made under and subject to the provisions of the Plan, and all of the provisions of the Plan are hereby incorporated by reference into this Agreement.  In the event of any conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall govern.  By signing this Agreement, the Grantee confirms that he has received a copy of the Plan and has had an opportunity to review the contents thereof.

12.           Authority of the Committee.  The Committee shall have full authority to interpret and construe the terms of the Plan and this Agreement.  The determination of the Committee as to any such matter of interpretation or construction shall be final, binding and conclusive.

13.           Survival of Terms.  This Agreement shall apply to and bind the Participant and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, Committees and legal successors.

14.           Captions.  The captions and headings of the sections and subsections of this Agreement are included for convenience only and are not to be considered in construing or interpreting this Agreement.

15.           Signature in Counterparts.  This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

JER INVESTORS TRUST INC.

By: ______________________
       Name:_________________
        Title: _________________

The undersigned hereby accepts and agrees to all the terms and provisions of the foregoing Agreement.

__________________________
Participant

[Address]